American Century World Mutual Funds, Inc.

Statement of Additional Information Supplement

Emerging Markets Fund ¡ Global Growth Fund
International Discovery Fund ¡ International Growth Fund
International Opportunities Fund ¡ International Stock Fund
International Value Fund ¡ Life Sciences Fund ¡ NT Emerging Markets Fund
NT International Growth Fund ¡ Technology Fund

Supplement dated December 22, 2008 ¡ Statement of Additional Information dated April 1, 2008

The entries for Arnold Douville, Mark On, Tom Telford and Christy Turner in the Accounts Managed table on pages 43 and 44 of the statement of additional information are deleted.

The following entry is added to the Accounts Managed table on page 43 of the statement of additional information. This information is provided as of December 17, 2008.

		Registered Investment Companies (e.g., other American Century Investments funds and American Century Investments- subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Steve Lurito	Number of Accounts	5	0	0
	Assets	$6,813,781,856(12)	N/A	N/A

12              Includes $69,172,501 in Life Sciences and $58,977,744 in Technology.

The following replaces the Ownership of Securities entries for Life Sciences and Technology on page 47 of the statement of additional information. In addition, the entry for Mark On under Emerging Markets is deleted.

Aggregate Dollar Range of Securities in Fund
Life Sciences Fund
Steve Lurito(4)	A
Technology Fund
Steve Lurito(4)	A

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

4    Information provided as of December 17, 2008.

American Century Investment Services, Inc., Distributor
©2008 American Century Proprietary Holdings, Inc. All rights reserved.

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